UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT s

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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☐	Definitive Proxy Statement
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☐	Soliciting Material pursuant to § 240.14a-12

SEALED AIR CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEALED AIR CORPORATION
2415 CASCADE POINTE BLVD.
CHARLOTTE, NC 28208

V35705-P08303-Z87172

Your **Vote** Counts!

SEALED AIR CORPORATION

2024 Annual Meeting

Vote by May 22, 2024 11:59 PM ET. For shares held in the Sealed Air Corporation 401(k) and Profit Sharing Plan, vote by May 20, 2024 11:59 PM ET.

You invested in SEALED AIR CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 23, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 23, 2024
8:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/SEE2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Zubaid Ahmad	For
1b.	Kevin C. Berryman	For
1c.	Françoise Colpron	For
1d.	Clay M. Johnson	For
1e.	Henry R. Keizer	For
1f.	Harry A. Lawton III	For
1g.	Suzanne B. Rowland	For
2.	Amendment of the 2014 Omnibus Incentive Plan.	For
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as Sealed Air's independent auditor for the year ending December 31, 2024.	For
4.	Approval, as an advisory vote, of Sealed Air's 2023 executive compensation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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